EXHIBIT 10.41

Loan No. 102495

THIRD MODIFICATION AGREEMENT

Secured Loan

THIS THIRD MODIFICATION AGREEMENT (“Agreement”) dated October 10, 2009 is entered into by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), and TPG-EL SEGUNDO PARTNERS, LLC, a California limited liability company (“Borrower”).

R E C I T A L S

A.	Pursuant to the terms of a Loan Agreement between Borrower and Lender dated October 10, 2005 (as amended, the “Loan Agreement”), as amended by the Modification Agreement, dated September 14, 2006, and the Second Modification Agreement, dated September 29, 2006, Lender made a loan to Borrower in the principal amount of Nineteen Million Five Hundred Thousand Dollars ($19,500,000) (the “Loan”). The Loan is evidenced by a Promissory Note Secured by Deed of Trust dated as of the date of the Loan Agreement, executed by Borrower in favor of Lender, in the principal amount of the Loan (the “Note”), and is further evidenced by the documents described in the Loan Agreement as “Loan Documents”. The Note is secured by, among other things, a Deed of Trust With Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”) dated October 10, 2005, executed by Borrower, as Trustor, to American Securities Company, as Trustee, in favor of Lender, as Beneficiary. The Deed of Trust was recorded October 12, 2005, as Instrument or Document No. 05-2452852, in the Official Records of Los Angeles County, California, and amended by the Memorandum of Modification Agreement Amending Deed of Trust, dated September 14, 2006, and recorded September 20, 2006, as Instrument or Document No. 06-2089145, in the Official Records of Los Angeles County, California, and the Memorandum of Second Modification Agreement Amending Deed of Trust, dated September 29, 2006 and recorded October 3, 2006, as Instrument or Document No. 06-2202262, in the Official Records of Los Angeles County, California.

B.	As of the date hereof, the outstanding principal balance of the Loan is $17,000,000 and the undisbursed commitment amount is $0.

C.	The Note, Deed of Trust, Loan Agreement, this Agreement, the other documents described in the Loan Agreement as “Loan Documents”, together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the “Loan Documents”.

D.	By this Agreement, Borrower and Lender intend to modify and amend certain terms and provisions of the Loan Documents.

NOW, THEREFORE, Borrower and Lender agree as follows:

1.	CONDITIONS PRECEDENT. The following are conditions precedent to Lender’s obligations under this Agreement:

1.1	Receipt and approval by Lender of a date down to Title Policy No. 201057070 dated October 12, 2005, issued by Chicago Title Insurance Company (“Title Company”) and assurance acceptable to Lender, including, without limitation, CLTA Endorsement No. 110.5, without deletion or exception other than those expressly approved by Lender in writing, that the priority and validity of the Deed of Trust has not been and will not be impaired by this Agreement or the transactions contemplated hereby;

1.2	Receipt by Lender of the executed originals of this Agreement, the Amended and Restated Promissory Note Secured by Deed of Trust, which note amends, restates and replaces the Note (the “Amended Note”), the Amended and Restated Repayment Guaranty, which guaranty amends, restates and replaces the repayment guaranties previously executed by Thomas Properties Group, Inc., and Thomas Properties Group, L.P. (the “Amended Guaranty”), the short form of this Agreement (the “Short Form”) and any and all other documents and agreements which are required by this Agreement or by any other Loan Document, each in form and content acceptable to Lender;

Loan No. 102495

1.3	Recordation in the Official Records of the County where the Property is located of (i) the Short Form, and (ii) any other documents which are required to be recorded by this Agreement or by any other Loan Document (if any);

1.4	Reimbursement to Lender by Borrower of Lender’s costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Lender’s employees or agents or by independent contractors, an Internal Administrative Expense Fee in the amount of $2,500, and an Appraisal Fee in the amount of $8,400;

1.5	The representations and warranties contained in this Agreement are true and correct;

1.6	All payments due and owing to Lender under the Loan Documents have been paid current as of the effective date of this Agreement; and

1.7	The payment to Lender of an extension fee in the amount of $170,000.

2.	INCORPORATION OF RECITALS; EFFECTIVE DATE. The foregoing recitals are incorporated herein as an agreement of Borrower and Lender. The date of this Agreement is for reference purposes only. With the exception of the Borrower’s and Lender’s obligations under the Amended Note, the effective date of Borrower’s and Lender’s obligations under this Agreement is the date of recordation of the Short Form in the Official Records of Los Angeles County, California (the “Effective Date”). The effective date of Borrower’s and Lender’s obligations under the Amended Note shall be October 10, 2009.

3.	REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that no Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Agreement.

4.	MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

4.1	Defined Terms. Section 1.1 of the Loan Agreement is hereby amended as follows:

(a)	First Extended Maturity Date. The defined term “First Extended Maturity Date” is hereby deleted and replaced in its entirety with the following:

“First Extended Maturity Date” means July 31, 2012.

(b)	Loan. The defined term “Loan” is hereby deleted and replaced in its entirety with the following:

“Loan” means the principal sum that Lender agrees to lend and Borrower agrees to borrow pursuant to the terms and conditions of this Agreement: Seventeen Million Dollars ($17,000,000).

(c)	“Original Maturity Date” The defined term “Original Maturity Date” is hereby deleted and replaced in its entirety with the following:

“Original Maturity Date” means July 31, 2011.

(d)	Par FAR Value. A new defined term “Par FAR Value” is hereby added as follows:

“Par FAR Value” means the dollar amount determined by multiplying the commitment amount of the Loan (as of the date of determination) by a fraction, the numerator of which is the total developable square footage allocated to the Lot being released, and the denominator of which is the total developable square footage of all Property then encumbered by the Deed of Trust (including the Lot being released).

Loan No. 102495

(e)	Par Land Value. A new defined term “Par Land Value” is hereby added as follows:

“Par Land Value” means the dollar amount determined by multiplying the commitment amount of the Loan (as of the date of determination) by a fraction, the numerator of which is the square footage of the land comprising the Lot being released, and the denominator of which is the square footage of all land then encumbered by the Deed of Trust (including the Lot being released).

(f)	Par Loan Amount. A new defined term “Par Loan Amount” is hereby added as follows:

“Par Loan Amount” means, with respect to a particular Lot, the amount equal to the average of the Par Land Value and the Par FAR Value of such Lot.

(g)	“Prime Rate”. The defined term “Prime Rate” is hereby deleted.

(h)	Release Price. A new defined term “Release Price” is hereby added as follows:

“Release Price” means, with respect to each Lot, the amount equal to one hundred fifteen percent (115%) of the Par Loan Amount allocable to such Lot. In no event shall the Release Price exceed the amount outstanding under the Loan.

(i)	“Second Extended Maturity Date” The defined term “Second Extended Maturity Date” is hereby deleted and replaced in its entirety with the following:

“Second Extended Maturity Date” means July 31, 2013.

(j)	“Third Extended Maturity Date” The defined term “Third Extended Maturity Date” is hereby deleted and replaced in its entirety with the following:

“Third Extended Maturity Date” means July 31, 2014.

(k)	“Variable Rate”. The defined term “Variable Rate” is hereby deleted.

4.2	Partial Reconveyance of Lots. Sections 2.9(d)(ii) and 2.9(d)(iii) of the Loan Agreement are hereby deleted in their entirety.

4.3	First Option to Extend. Section 2.10 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

“2.10 FIRST OPTION TO EXTEND. Borrower shall have the option to extend the term of the Loan from the Original Maturity Date to the First Extended Maturity Date, upon satisfaction of each of the following conditions precedent:

(a)	Borrower shall provide Lender with written notice of Borrower’s request to exercise the First Option to Extend not more than ninety (90) days but not less than thirty (30) days prior to the Original Maturity Date; and

(b)	As of the date of Borrower’s delivery of notice of request to exercise the First Option to Extend, and as of the Original Maturity Date, no Default shall have occurred and be continuing, and no event or condition which, with the giving of notice or the passage of time or both, would constitute a Default shall have occurred and be continuing, and Borrower shall so certify in writing; and

(c)	Borrower shall execute or cause the execution of all documents reasonably required by Lender to exercise the First Option to Extend and shall deliver to Lender, at Borrower’s sole cost and expense, such title insurance endorsements reasonably required by Lender; and

Loan No. 102495

(d)	Guarantor shall have confirmed that it remains in compliance with the financial covenants in the Guaranty; and

(e)	On the Original Maturity Date, Borrower shall pay to Lender an extension fee in the amount of three eighths of one percent (.375%) of the total commitment amount of the Loan, as determined on the Original Maturity Date; and

(f)	At Lender’s option, Lender shall have received a written appraisal dated within 90 days of the Original Maturity Date and prepared in conformance with the requirements of the Comptroller of the Currency confirming to the satisfaction of Lender that the commitment amount of the Loan as a percentage of the as-is bulk value of the portion of the Property then remaining encumbered by the Deed of Trust (after adjustment for senior liens and regular and special tax assessments) as of the Original Maturity Date does not exceed the Loan-to-Value Percentage; provided, however, if such as-is bulk value is not adequate to meet the required Loan-to-Value Percentage, then Borrower shall pay down the outstanding principal balance of the Loan such that said Loan-to-Value Percentage may be met. Any amounts repaid may not be reborrowed; and

(g)	Borrower shall repay $2,500,000 of the outstanding principal amount of the Loan; provided, that (i) any amount repaid in accordance with clause (f) above and/or (ii) any Release Price paid pursuant to Section 2.9, shall be credited against such $2,500,000 payment. By way of example, if Borrower repays $1,000,000 in accordance with clause (f) above and pays $1,000,000 in Release Prices pursuant to Section 2.9, then Borrower shall be required to repay an additional $500,000 in accordance with this clause (g). Notwithstanding the foregoing, if the outstanding principal amount of the Loan is less than $14,500,000 as of the Original Maturity Date, then Borrower shall not be required to make any payments in accordance with this clause (g). Any amounts repaid may not be reborrowed.

Except as modified by the First Option to Extend, the terms and condition of this Agreement and the other Loan Documents, as modified and approved by Lender, shall remain unmodified and in full force and effect.”

4.4	Second Option to Extend. Section 2.11 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

“2.11 SECOND OPTION TO EXTEND. Borrower shall have the option to extend the term of the Loan from the First Extended Maturity Date to the Second Extended Maturity Date, upon satisfaction of each of the following conditions precedent:

(a)	Borrower shall provide Lender with written notice of Borrower’s request to exercise the Second Option to Extend not more than ninety (90) days but not less than thirty (30) days prior to the First Extended Maturity Date; and

(b)	As of the date of Borrower’s delivery of notice of request to exercise the Second Option to Extend, and as of the First Extended Maturity Date, no Default shall have occurred and be continuing, and no event or condition which, with the giving of notice or the passage of time or both, would constitute a Default shall have occurred and be continuing, and Borrower shall so certify in writing; and

(c)	Borrower shall execute or cause the execution of all documents reasonably required by Lender to exercise the Second Option to Extend and shall deliver to Lender, at Borrower’s sole cost and expense, such title insurance endorsements reasonably required by Lender; and

(d)	Guarantor shall have confirmed that it remains in compliance with the financial covenants in the Guaranty; and

Loan No. 102495

(e)	On the First Extended Maturity Date, Borrower shall pay to Lender an extension fee in the amount of three eighths of one percent (.375%) of the total commitment amount of the Loan, as determined on the First Extended Maturity Date; and

(f)	At Lender’s option, Lender shall have received a written appraisal dated within 90 days of the First Extended Maturity Date and prepared in conformance with the requirements of the Comptroller of the Currency confirming to the satisfaction of Lender that the commitment amount of the Loan as a percentage of the as-is bulk value of the portion of the Property then remaining encumbered by the Deed of Trust (after adjustment for senior liens and regular and special tax assessments) as of the First Extended Maturity Date does not exceed the Loan-to-Value Percentage; provided, however, if such as-is bulk value is not adequate to meet the required Loan-to-Value Percentage, then Borrower shall pay down the outstanding principal balance of the Loan such that said Loan-to-Value Percentage may be met. Any amounts repaid may not be reborrowed; and

(g)	Borrower shall repay $2,500,000 of the outstanding principal amount of the Loan; provided, that (i) any amount repaid in accordance with clause (f) above and/or (ii) any Release Price paid pursuant to Section 2.9 between the Original Maturity Date and the First Extended Maturity Date, shall be credited against such $2,500,000 payment. By way of example, if Borrower repays $1,000,000 in accordance with clause (f) above and pays $1,000,000 in Release Prices pursuant to Section 2.9 between the Original Maturity Date and the First Extended Maturity Date, then Borrower shall be required to repay an additional $500,000 in accordance with this clause (g). Notwithstanding the foregoing, if the outstanding principal amount of the Loan is less than $12,000,000 as of the Original Maturity Date, then Borrower shall not be required to make any payments in accordance with this clause (g). Any amounts repaid may not be reborrowed.

Except as modified by the Second Option to Extend, the terms and condition of this Agreement and the other Loan Documents as modified and approved by Lender shall remain unmodified and in full force and effect.”

4.5	Third Option to Extend. Section 2.12 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

“2.12 THIRD OPTION TO EXTEND. Borrower shall have the option to extend the term of the Loan from the Second Extended Maturity Date to the Third Extended Maturity Date, upon satisfaction of each of the following conditions precedent:

(a)	Borrower shall provide Lender with written notice of Borrower’s request to exercise the Third Option to Extend not more than ninety (90) days but not less than thirty (30) days prior to the Second Extended Maturity Date; and

(b)	As of the date of Borrower’s delivery of notice of request to exercise the Third Option to Extend, and as of the Second Extended Maturity Date, no Default shall have occurred and be continuing, and no event or condition which, with the giving of notice or the passage of time or both, would constitute a Default shall have occurred and be continuing, and Borrower shall so certify in writing; and

(c)	Borrower shall execute or cause the execution of all documents reasonably required by Lender to exercise the Third Option to Extend and shall deliver to Lender, at Borrower’s sole cost and expense, such title insurance endorsements reasonably required by Lender; and

(d)	Guarantor shall have confirmed that it remains in compliance with the financial covenants in the Guaranty; and

(e)	On the Second Extended Maturity Date, Borrower shall pay to Lender an extension fee in the amount of three eighths of one percent (.375%) of the total commitment amount of the Loan, as determined on the Second Extended Maturity Date; and

Loan No. 102495

(f)	At Lender’s option, Lender shall have received a written appraisal dated within 90 days of the Second Extended Maturity Date and prepared in conformance with the requirements of the Comptroller of the Currency confirming to the satisfaction of Lender that the commitment amount of the Loan as a percentage of the as-is bulk value the portion of the Property then remaining encumbered by the Deed of Trust (after adjustment for senior liens and regular and special tax assessments) as of the Second Extended Maturity Date does not exceed the Loan-to-Value Percentage; provided, however, if such as-is bulk value is not adequate to meet the required Loan-to-Value Percentage, then Borrower shall pay down the outstanding principal balance of the Loan such that said Loan-to-Value Percentage may be met. Any amounts repaid may not be reborrowed; and

(g)	Borrower shall repay $2,500,000 of the outstanding principal amount of the Loan; provided, that (i) any amount repaid in accordance with clause (f) above and/or (ii) any Release Price paid pursuant to Section 2.9 between the First Extended Maturity Date and the Second Extended Maturity Date, shall be credited against such $2,500,000 payment. By way of example, if Borrower repays $1,000,000 in accordance with clause (f) above and pays $1,000,000 in Release Prices pursuant to Section 2.9 between the Original Maturity Date and the First Extended Maturity Date, then Borrower shall be required to repay an additional $500,000 in accordance with this clause (g). Notwithstanding the foregoing, if the outstanding principal amount of the Loan is less than $9,500,000 as of the Original Maturity Date, then Borrower shall not be required to make any payments in accordance with this clause (g). Any amounts repaid may not be reborrowed.

Except as modified by the Third Option to Extend, the terms and condition of this Agreement and the other Loan Documents as modified and approved by Lender shall remain unmodified and in full force and effect.”

4.6	Derivative Documents. The following is hereby added to the Loan Agreement as a new Section 7.12:

“7.12 DERIVATIVE DOCUMENTS. If Borrower purchases from Lender any swap, derivative, foreign exchange or hedge transaction or arrangement (or other similar transaction or arrangement howsoever described or defined) in connection with the Loan, Borrower shall, upon receipt from Lender, execute promptly all documents evidencing such transaction, including without limitation the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the ISDA Confirmation.”

4.7	Additional Indebtedness. The following is hereby added to the Loan Agreement as a new Section 7.13:

“7.13 ADDITIONAL INDEBTEDNESS. Without the prior written consent of Lender, Borrower shall not (i) directly or indirectly guaranty the obligations of any other person or entity; or (ii) incur any additional indebtedness or other material obligation, other than non-interest bearing ordinary course obligations (i.e. trade payables or accruals) incurred in connection with Borrower’s ordinary course of business.”

4.8	Defaults. Section 9.1(s) is hereby deleted in its entirety and the following Sections 9.1(s), (t), (u) and (v) are hereby added as follows:

“(s)	Default Under Unsecured Indemnity Agreement. The occurrence of a default beyond the expiration of any applicable notice and cure periods under either or both of those certain Hazardous Materials Indemnity Agreements (Unsecured) executed by Thomas Properties Group, Inc., a Delaware corporation and Thomas Properties Group, L.P., a Maryland limited partnership, each as Indemnitor, in favor of Lender, and dated October 10, 2005, including, without limitation, either such Indemnitor’s failure to perform any covenant, condition or obligation thereunder.

(t)	Default Under Guaranty. The occurrence of a default beyond the expiration of any applicable notice and cure periods under any guaranty now or hereafter executed in connection with the Loan, including, without limitation, any Guarantor’s failure to perform any covenant, condition or obligation thereunder.

Loan No. 102495

(u)	Default Under Swap. The occurrence of a default by Borrower beyond the expiration of any applicable notice and cure periods or a termination event with respect to Borrower under any swap, derivative, foreign exchange or hedge transaction or arrangement (or similar transaction or arrangement howsoever described or defined) at any time entered into between Borrower and Lender in connection with the Loan.

(v)	Pledge of Interests in Borrower. The pledge or encumbrance by Thomas Properties Group, L.P., a Maryland limited partnership, of any interest in Borrower.”

4.9	Legal Description. The legal description of the Property attached as Exhibit A to the Loan Agreement is hereby deleted and replaced in its entirety with Exhibit A attached hereto.

4.10	Due on Sale. Section 5.12 of the Deed of Trust is hereby deleted in its entirety and replaced with the following:

“5.12 DUE ON SALE OR ENCUMBRANCE. If the Subject Property or any interest therein shall be sold, transferred (including, without limitation, through sale, pledge or transfer of any limited liability company interests of Trustor), mortgaged, assigned, further encumbered or leased, whether directly or indirectly, whether voluntarily or by operation of law, without the prior written consent of Beneficiary (which shall not be unreasonably withheld, conditioned or delayed) and except as expressly permitted by the Loan Agreement, THEN Beneficiary, in its sole discretion, may declare all Secured Obligations immediately due and payable. The foregoing will not restrict any sale, pledge or transfer of stock in Thomas Properties Group, Inc. or limited partner interests in Thomas Properties Group, L.P.”

4.11	Documents. Each reference in the Loan Documents to the Note shall refer to the Amended Note (as amended, restated or replaced from time to time), and each reference to the Guaranty shall mean the Amended Guaranty (as amended, restated or replaced from time to time).

5.	CITY ESTOPPEL. On or before the date which is sixty (60) days after the Effective Date, Borrower shall deliver to Lender an estoppel certificate from the City of El Segundo (the “City”), California, in a form reasonably acceptable to Lender, confirming to the actual knowledge of the City, among other things, that neither Borrower nor the City is in default under the Development Agreement entered into by Borrower and the City and recorded on March 19, 2002 as Instrument No. 02-0660073 in the Official Records of Los Angeles County, California.

6.	FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Lender all of the relevant formation and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.

7.	HAZARDOUS MATERIALS; CCP §726.5; §736. Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (ii) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials”. In addition, Borrower and Lender agree that: (i) this Section is intended as Lender’s written request for information (and Borrower’s response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure §726.5; and (ii) each representation and/or covenant in this Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Lender and Borrower to be an “environmental provision” for purposes of California Code of Civil Procedure §736.

8.	WAIVERS. In further consideration of Lender entering into this Agreement, Borrower waives, with respect to the Loan, any and all rights to which Borrower is or may be entitled pursuant to Section 580a (the so-called “Fair Market Antideficiency Rule”), 580d (the so-called “Private Sale Antideficiency Rule”) and 726 (the so-called “One Form of Action Rule”) of the California Code of Civil Procedure, as amended or recodified from time to time, together with any other antideficiency or similar laws which limit, qualify or reduce Borrower’s obligations under the Loan Documents.

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9.	NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note or other Loan Document or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Note and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

10.	MISCELLANEOUS. This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the Loan Documents, Borrower, and the general partners and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

11.	INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.

12.	EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

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Loan No. 102495

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

“LENDER”

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Kenya Williams
Name:	KENYA WILLIAMS
Its:	ASSISTANT VICE PRESIDENT

“BORROWER”

TPG-EL SEGUNDO PARTNERS, LLC, a California limited liability company

By:	Thomas Properties Group, L.P., a Maryland limited partnership, its Manager

	By:	Thomas Properties Group, Inc., a Delaware corporation, its General Partner

		By:	/s/ John R. Sischo
		Name:	JOHN R. SISCHO
		Its:	Executive Vice President

Signature Page – Third Modification Agreement

Loan No. 102495

EXHIBIT A – DESCRIPTION OF PROPERTY

Exhibit A to the Loan Agreement between TPG-El Segundo Partners, LLC, a California limited liability company, as “Borrower”, and Wells Fargo Bank, National Association, as “Lender”, dated October 10, 2005.

All that certain real property located in the County of Los Angeles, California, described as follows:

PARCEL A:

LOTS 9 THROUGH 17 AND 22 THROUGH 26 INCLUSIVE OF TRACT NO. 53570, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1323 PAGES 22 TO 28, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS AMENDED BY A CERTIFICATE OF CORRECTION RECORDED OCTOBER 12, 2007 AS INSTRUMENT NO. 20072338234 AND RECORDED JANUARY 27, 2009 AS INSTRUMENT NO. 2009-106281, BOTH OF OFFICIAL RECORDS.

EXCEPT THEREFROM ALL NATURAL GAS CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, TOGETHER WITH THE EXCLUSIVE RIGHT TO DRILL FOR AND PRODUCE SUCH NATURAL GAS FROM SAID LAND BY WHIPSTOCKING OR DIRECTIONAL DRILLING OR OTHER SUBSURFACE OPERATIONS CONDUCTED FROM SURFACE LOCATIONS ON OTHER LAND AND THE EXCLUSIVE RIGHT TO USE THE SUBSURFACE OF SAID LAND FOR THE PURPOSE OF INJECTING NATURAL GAS THEREIN FOR STORAGE AND FOR REPRESSURING THE FORMATIONS UNDERLYING SAID LAND, AND EXPRESSLY EXCEPTING FROM THIS CONVEYANCE ANY AND ALL RIGHT TO GO UPON OR USE THE SURFACE OF THE LAND THEREIN DESCRIBED IN ANY MANNER FOR THE PURPOSE OF DISCOVERING OR EXTRACTING SUCH NATURAL GAS, AS CONTAINED IN THE GRANT DEED TO STANDARD OIL COMPANY OF CALIFORNIA, A DELAWARE CORPORATION, RECORDED JULY 27, 1943 AS INSTRUMENT NO. 944, IN BOOK 20145 PAGE 298, OF OFFICIAL RECORDS.

AFFECTING LOTS 16, 17, 22, 23 AND 26 IN PARCEL A:

ALSO EXCEPT THEREFROM ALL OIL, HYDROCARBON AND MINERAL SUBSTANCES, IF ANY, EXCEPT NATURAL GAS, CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, WITHOUT THE RIGHT TO ENTER UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXTRACTING ANY SUCH OIL, HYDROCARBON AND MINERAL SUBSTANCES, NOR FOR ANY OTHER PURPOSE, AS CONTAINED IN THE GRANT DEED TO CHANSLOR-CANFIELD MIDWAY OIL COMPANY, A CALIFORNIA CORPORATION, RECORDED SEPTEMBER 7, 1945 AS INSTRUMENT NO. 1530, IN BOOK 22243 PAGE 336, OFFICIAL RECORDS.

PARCEL B:

LOTS 18, 19, 20 AND 21 OF TRACT NO. 53570, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1323 PAGES 22 TO 28, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS AMENDED BY A CERTIFICATE OF CORRECTION RECORDED OCTOBER 12, 2007 AS INSTRUMENT NO. 20072338234 AND RECORDED JANUARY 27, 2009 AS INSTRUMENT NO. 2009-106281, BOTH OF OFFICIAL RECORDS.

EXCEPT THAT PORTION OF SAID LOTS LYING ABOVE A HORIZONTAL PLANE HAVING AN ELEVATION OF 105.00 FEET, THE EAST LINE BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID LOT 21, DISTANT SOUTH 89°57’47” WEST 230.25 FEET FROM THE NORTHEAST CORNER OF SAID LOT 21; THENCE SOUTH 0°00’00” WEST 509.04 FEET TO A POINT ON THE SOUTH LINE OF SAID LOT 18, SAID POINT DISTANT NORHT 90°00’00 WEST 230.25 FEET FROM THE SOUTHEAST CORNER OF SAID LOT 18, AS SHOWN ON THE CERTIFICATE OF COMPLIANCE RECORDED MARCH 27, 2009 AS INSTRUMENT NO. 2009-440186, OFFICIAL RECORDS.

EXCEPT THEREFROM ALL NATURAL GAS CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, TOGETHER WITH THE EXCLUSIVE RIGHT TO DRILL FOR AND PRODUCE SUCH NATURAL GAS FROM SAID LAND BY WHIPSTOCKING OR DIRECTIONAL DRILLING OR OTHER SUBSURFACE OPERATIONS CONDUCTED FROM SURFACE LOCATIONS ON OTHER LAND AND THE EXCLUSIVE RIGHT TO USE THE SUBSURFACE OF SAID LAND FOR THE PURPOSE OF INJECTING NATURAL GAS THEREIN FOR STORAGE AND FOR REPRESSURING THE FORMATIONS UNDERLYING SAID LAND, AND EXPRESSLY EXCEPTING FROM THIS CONVEYANCE ANY AND ALL

Loan No. 102495

RIGHT TO GO UPON OR USE THE SURFACE OF THE LAND THEREIN DESCRIBED IN ANY MANNER FOR THE PURPOSE OF DISCOVERING OR EXTRACTING SUCH NATURAL GAS, AS CONTAINED IN THE GRANT DEED TO STANDARD OIL COMPANY OF CALIFORNIA, A DELAWARE CORPORATION, RECORDED JULY 27, 1943 AS INSTRUMENT NO. 944, IN BOOK 20145 PAGE 298, OF OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL OIL, HYDROCARBON AND MINERAL SUBSTANCES, IF ANY, EXCEPT NATURAL GAS, CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, WITHOUT THE RIGHT TO ENTER UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXTRACTING ANY SUCH OIL, HYDROCARBON AND MINERAL SUBSTANCES, NOR FOR ANY OTHER PURPOSE, AS CONTAINED IN THE GRANT DEED TO CHANSLOR-CANFIELD MIDWAY OIL COMPANY, A CALIFORNIA CORPORATION, RECORDED SEPTEMBER 7, 1945 AS INSTRUMENT NO. 1530, IN BOOK 22243 PAGE 336, OFFICIAL RECORDS.

PARCEL C:

LOTS 18, 19, 20 AND 21 OF TRACT NO. 53570, IN THE CITY OF EL SEGUNDO, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1323 PAGES 22 TO 28, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS AMENDED BY A CERTIFICATE OF CORRECTION RECORDED OCTOBER 12, 2007 AS INSTRUMENT NO. 20072338234 AND RECORDED JANUARY 27, 2009 AS INSTRUMENT NO. 2009-106281, BOTH OF OFFICIAL RECORDS.

EXCEPT THAT PORTION OF SAID LOTS LYING BELOW A HORIZONTAL PLANE HAVING AN ELEVATION OF 105.00 FEET, THE EAST LINE BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID LOT 21, DISTANT SOUTH 89°57’47” WEST 230.25 FEET FROM THE NORTHEAST CORNER OF SAID LOT 21; THENCE SOUTH 0°00’00” WEST 509.04 FEET TO A POINT ON THE SOUTH LINE OF SAID LOT 18, SAID POINT DISTANT NORHT 90°00’00 WEST 230.25 FEET FROM THE SOUTHEAST CORNER OF SAID LOT 18, AS SHOWN ON THE CERTIFICATE OF COMPLIANCE RECORDED MARCH 27, 2009 AS INSTRUMENT NO. 2009-440186, OFFICIAL RECORDS.

EXCEPT THEREFROM ALL NATURAL GAS CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, TOGETHER WITH THE EXCLUSIVE RIGHT TO DRILL FOR AND PRODUCE SUCH NATURAL GAS FROM SAID LAND BY WHIPSTOCKING OR DIRECTIONAL DRILLING OR OTHER SUBSURFACE OPERATIONS CONDUCTED FROM SURFACE LOCATIONS ON OTHER LAND AND THE EXCLUSIVE RIGHT TO USE THE SUBSURFACE OF SAID LAND FOR THE PURPOSE OF INJECTING NATURAL GAS THEREIN FOR STORAGE AND FOR REPRESSURING THE FORMATIONS UNDERLYING SAID LAND, AND EXPRESSLY EXCEPTING FROM THIS CONVEYANCE ANY AND ALL RIGHT TO GO UPON OR USE THE SURFACE OF THE LAND THEREIN DESCRIBED IN ANY MANNER FOR THE PURPOSE OF DISCOVERING OR EXTRACTING SUCH NATURAL GAS, AS CONTAINED IN THE GRANT DEED TO STANDARD OIL COMPANY OF CALIFORNIA, A DELAWARE CORPORATION, RECORDED JULY 27, 1943 AS INSTRUMENT NO. 944, IN BOOK 20145 PAGE 298, OF OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ALL OIL, HYDROCARBON AND MINERAL SUBSTANCES, IF ANY, EXCEPT NATURAL GAS, CONTAINED IN OR UNDER OR THAT MAY BE PRODUCED FROM SAID LAND, WITHOUT THE RIGHT TO ENTER UPON THE SURFACE OF SAID LAND, FOR THE PURPOSE OF EXTRACTING ANY SUCH OIL, HYDROCARBON AND MINERAL SUBSTANCES, NOR FOR ANY OTHER PURPOSE, AS CONTAINED IN THE GRANT DEED TO CHANSLOR-CANFIELD MIDWAY OIL COMPANY, A CALIFORNIA CORPORATION, RECORDED SEPTEMBER 7, 1945 AS INSTRUMENT NO. 1530, IN BOOK 22243 PAGE 336, OFFICIAL RECORDS.

PARCEL D:

NON-EXCLUSIVE EASEMENTS FOR INGRESS AND EGRESS, PERIMETER LANDSCAPING AND SIDEWALKS, TEMPORARY CONSTRUCTION EASEMENTS, UTILITY AND STREET MAINTENANCE ON, OVER AND ACROSS THOSE AREAS WHICH LIE WITHIN THE “PARK SITE” AND “FIRE STATION SITE”, DELINEATED AND PROVIDED FOR AND SUBJECT TO THE TERMS AND CONDITIONS IN THAT CERTAIN INSTRUMENT ENTITLED “EASEMENT AGREEMENT” RECORDED SEPTEMBER 19, 2006, AS INSTRUMENT NO. 06-2078590, OFFICIAL RECORDS.

Loan No. 102495

HAZARDOUS INDEMNITOR’S CONSENT

Each of the undersigned (individually and collectively, “Indemnitor”) consents to the foregoing Third Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Unsecured Indemnity Agreement (the “Indemnity”) executed by it, dated October 10, 2005, and its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations. Indemnitor further reaffirms that its obligations under the Indemnity are separate and distinct from Borrower’s obligations, and are separately enforceable as provided by California Code of Civil Procedure Sections 726.5 and 736.

AGREED:

Dated as of: October 10, 2009	“INDEMNITOR”

THOMAS PROPERTIES GROUP, L.P., a Maryland limited partnership

	By	Thomas Properties Group, Inc., a Delaware corporation, its General Partner

		By:	/s/ John R. Sischo
		Name:	JOHN R. SISCHO
		Its:	Executive Vice President

THOMAS PROPERTIES GROUP, INC., a Delaware corporation,

	By:	/s/ John R. Sischo
	Name:	JOHN R. SISCHO
	Its:	Executive Vice President

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